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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of Earliest Event Reported): JULY 12, 2000


                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


          NEW JERSEY                  0-10039              22-2267658
(State or Other Jurisdiction of    (Commission   (I.R.S. Employer Identification
        Incorporation)              File Number)             Number)


                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)

      29 West 38th Street, New York, New York                  10018
(Address of Registrant's Principal Executive Offices)       (Zip Code)

                                 (212) 868-0920
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 12, 2000, the Registrant engaged Deloitte & Touche LLP ("Deloitte & Touche") as its new independent accountants to audit the Registrant's financial statements as of and for the year ending December 31, 2000. The Registrant has not consulted with Deloitte & Touche during the past two fiscal years concerning the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. Neither written nor oral advice was provided by Deloitte & Touche that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or reporting issue. The decision to engage Deloitte & Touche was approved by the Board of Directors of the Registrant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2000

                                           eB2B Commerce, Inc.


                                           By:   /s/ Victor L. Cisario
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                                           Name: Victor L. Cisario
                                           Title: Chief Financial Officer


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